February 2023

Amesite Inc. Q3 2023
Shareholder Update







amesite

Microsoft Partner

Microsoft

Education Specialist



Forward Looking Statements

This presentation may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. For such forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. As used below and throughout this presentation, the words "we", "us" and "our" may refer to Amesite individually or together with one or more partner companies, as dictated by context. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. Forward-looking statements are based on management's current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: risks related to our growth strategy; risks relating to the results of research and development activities; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; our dependence on third party suppliers; our ability to attract, integrate, and retain key personnel; the early stage of products under development; our need for and continued access to additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in our Securities and Exchange Commission filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisions that apply to a given piece of information in one part of this presentation should be read as applying mutatis mutandis to every other instance of such information appearing herein.

Meet Amesite

Amesite delivers **99% learner retention** for paid learning experiences.

Powered by **artificial intelligence.**



CUNY
CENTRAL MICHIGAN UNIVERSITY
WAYNE STATE
College of Engineering
TECHNOLOGY BUNDLE
SMART MOBILITY BUNDLE
NEW COURSE OFFERINGS!
ELECTRIC-DRIVE VEHICLE TECHNOLOGY
EWIE
Onboarded
53 Courses
4 Days
Trains 1,000
Global Employees
Employee Results
Target
70%
Actual
91%
CONNER PRAIRIE
THE RONALD REAGAN PRESIDENTIAL LIBRARY
Exploring Great Communication
Exploring Leadership
FREE COURSE OFFERINGS!
INTRODUCTION TO THE WORLD OF DIGITAL TECHNOLOGY & SMART MANUFACTURING
FREE
9 Weeks
Dec 5 Start Date
Enroll at cuny.edu/AmesiteLAGCC
ENROLL BY DEC 2
Developing Great Communication
ENROLL NOW! COURSE IS AVAILABLE
Hone your skills as an impactful communicator.
COURSE IS AVAILABLE - ENROLL NOW!
Take the first step of your leadership journey today.

Enterprise-Scale Solution: AI-Powered Amesite LCE[SM] Ecosystem



OFFERING
FOREFRONT
Global Technologies
Succeeding in Remote Work
Does your company have a strategic plan for cultivating a successful remote environment?
WATCH THE ON-DEMAND VIDEO LECTURE



PURCHASE
Online Courses



PORTAL



COURSE

From **MARKETING** to **PURCHASE** to **PORTAL** to **COURSE** the **Amesite ecosystem enables brands to deliver AI-powered learning – at scale.**



AI ASSISTANCE MAKES LEARNING EFFECTIVE & SCALABLE
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UPDATES

1. Financial Position & Revenue
2. Recent Technology Advances: ChatGPT
3. Global Need for Growth in AI Learning
4. Strategy for Efficiency and Revenue Growth

Financial Position

FY Q2 2023
10-Q December 31, 2022

$7M
Cash On Hand as of December 31, 2022

$0
Debt

18
Months of burn remaining as of 12/31/22

$387k
Projected monthly burn as of December 31, 2022

$15M
Cash Remaining on Equity Line

Amesite's Financial Position:

- Good Liquidity
- No Debt
- Equity Line to Raise as Needed, Subject to Limits

Operational Efficiency

Over the last year, we have **reduced expenses**, **increased strategic sales** and **reduced the cost of securing leads**, as we target larger Customers.

25% Decrease in total projected burn (TTM, 01/01/23 versus 01/01/22)
73% Decrease in $/MQLs, Marketing Qualified Leads (Q2/23 versus Q2/22)

Increase in total revenue (TTM, months, 01/01/23 versus 01/01/22): 12%
Increase in sales pipeline over last 4 quarters: **~8X**

KEY FACTORS

- Generative AI for coding and business operations in addition to building AI capability in our platform. **The result is higher efficiency, increased sales reach.**
- Belief: We are marketing an **enterprise-level product, targeting organizations with ability to utilize the platform for thousands of users per month.**

Path to Profitability

The sales cycle can be long for larger deals, but we believe **our investment in technology is bringing us greater opportunity** and **reducing the cost of securing leads**, through improved business operations.



Sales Pipeline Growth
$1,325,000
$1,565,000
$2,270,000
$10,390,000
Q3 2022
Q4 2022
Q1 2023
Q2 2023



$ per MQL
$800
$700
$600
$500
$400
$300
$200
$100
$-
$738
$304
$243
$210
Q3 2022
Q4 2022
Q1 2023
Q2 2023

Amesite: AI-FIRST

Amesite has implemented:

- AI-FIRST strategy for products from **Day One.**
- AI-FIRST strategy for integration of new technology, leveraging infrastructure that enables delivery of new services to Customers to drive efficiency, performance and revenue.

Most incumbents will adapt slowly (philosophical misalignment, IP fear, workflow stasis).

Disruptors are adapting quickly.

amesite

Workflows: Amesite

15 workplace excellence awards

Our AI-First Strategy is embedded in our culture – in our work practices, **and in our products**.

New Capabilities

Learning & Creative Assistants



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WORKPLACE AUTOMATION, CONTINUED
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FREE ONLINE COURSE (go to www.amesite.com to register)

- History - Generative AI
- Accessing ChatGPT and Platforms that Use It
- ChatGPT Use: Ethical Considerations
- ChatGPT Technical Capabilities – Science and Technology
- ChatGPT for Office Work

amesite

Use of XaaS

https://www.globenewswire.com/en/news-release/2022/11/09/2552332/0/en/Global-Everything-as-a-Service-XaaS-Market-Size-to-reach-1225-07-Billion-by-2030.html
https://explodingtopics.com/blog/number-of-saas-companies#:~:text=There%20are%20currently%20approximately%2030%2C000,share%20of%20users%20under%2010%25.
https://www.globenewswire.com/news-release/2022/03/14/2402988/0/en/Software-as-a-Service-SaaS-Market-Is-Expected-to-Reach-702-19-Billion-by-2030-Says-AMR.html
https://www.statista.com/statistics/1239046/top-saas-countries-list/

$1.3T

Everything as a Service (XaaS) **Market Size** by 2030

$702B

Software as a Service (SaaS) **Market Size** by 2030

Generative AI Is Part of XaaS

Search	Marketing	Learning and Development
Microsoft Bing	copy.ai	amesite

GPT-3: AI as a Service

Amesite built our technology with our own solutions and **the ability to quickly integrate new technology** to maintain **our industry-leading outcomes in learning we deliver for our Customers.**

1. https://blog.google/technology/ai/bard-google-ai-search-updates/
2. https://www.businessinsider.com/amazons-ceo-andy-jassy-on-chat-cpt-ai-2023-2

Customization Option: GPT-3	Applications
API Usage & Prompt Engineering	Utilize the API to perform functions that meet your use-case; complete customization in feature design.
Embedding	Inject canonical materials to contextualize prompts and improve results.
Fine-Tuning	Teach the model how to respond to questions based on your use-case.

PIPELINE

Other leading tech companies will release solutions as well that compete with OpenAI.

Google has already announced their Bard AI solution.

Amazon CEO indicates that they have been building generative AI solution(s) for some time.

Workforce: Status

https://www.snaplogic.com/resources/infographics/ai-skills-gap-research
https://www2.deloitte.com/content/dam/insights/us/articles/6546_talent-and-workforce-effects-in-the-age-of-ai/DI_Talent-and-workforce-effects-in-the-age-of-AI.pdf

Status Quo: Already NOT ready

93%

of US organizations consider **AI** to be a **business priority**

51%

acknowledge that they **don't have the skilled AI talent** in-house **to execute**

Missing ESSENTIAL digital skills

Respondents rating each a top-two needed skill to fill their company's AI skills gap



AI researchers
30%
Software developers
28%
Data scientists
25%

Brand Awareness & Amplification

Amesite is getting louder in the marketplace and our **brand is viewed favorably**.

The world is understanding the importance of AI.

We are ready to provide the solution that larger Customers now understand that they need.

Our announcement about **ChatGPT** resulted in a website traffic increase of **5x, and report by a** financial news and analysis service showed:

- a **44% increase** in monthly mentions in Q1/23 and Q2/23
- **Positive mentions on top sites were 33%** versus 2% negative
- **Consumer sentiment was the highest among four competitors analyzed – TOP ORS** (three much larger than Amesite); Amesite also had the lowest negative sentiment

Blogs

Big Investments in AI Bode Well for Technology

The development of artificial intelligence (AI) has been a major driver of technological advances in recent years, and many companies have made sizable investments in this technology in order to capitaliz...

February 23, 2023

Read More →

Press

Amesite Inc. Launches Free Course on Generative AI: ChatGPT Fundamentals

Amesite Inc. (NASDAQ: AMST), a leading artificial intelligence software company offering a cloud-based learning platform for education, business and government markets, announced the launch of ChatGPT...

February 21, 2023

Read More →

amesite

Improving the way the world learns.

It's been an incredibly busy February for Amesite!

We've been hard at work integrating the revolutionary ChatGPT technology into our platform, as well as announcing a university pilot program to use the technology, offering a free course to help our users take advantage of the new platform, and getting the news out to the world via Benzinga.

Check out our progress and what we're doing to build our revenue and impact!

ChatGPT is the fastest-growing app in internet history and the technology that powers it, is now part of our platform!



On February 14, 2023, **Amesite announced a groundbreaking advancement** that allows its V5 customers to offer their learners an AI-assistant to explain complex concepts and draft materials around the clock.

And the advancements don't stop there! On April 2, 2023, Amesite will be rolling out its V6 platform, featuring an even more sophisticated toolkit. Get ready to experience the next level of learning - **this is just the beginning!**

Read the full press release here.

Revenue Scaling: Museum (K-12) Model

Benefits: Museums Gain Revenue (Donor or Government); Amesite Scales Revenue

Amesite Monetizes Development + Drives Revenue while Creating Opportunity for Customers

	YEAR ONE	YEAR TWO	YEAR THREE
SCALE	<250 users/mo	5,000 users/mo	10,000 users/mo
AMST REVENUE	$250K	$300K	$540K
MUSEUM REVENUE	N/A	$1M	$2M

Revenue Scaling: University / Government Model

Benefits: Universities & Government Receive Funds to Drive Strong ROI; Amesite Scales Revenue with Platform & Services

Amesite Provides Technology + Services to Drive Outcomes and Revenue for Customers and Company

	YEAR ONE	YEAR TWO	YEAR THREE
SCALE	<250 users/mo	5,000 users/mo	10,000 users/mo
AMST REVENUE	-	>$9M	>$18M
CUSTOMER REVENUE	-	>$10M	>$20M

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